BRANDYWINE ADVISORS FUND

MANAGED BY FRIESS ASSOCIATES, LLC       SEMI-ANNUAL REPORT       MARCH 31, 2003

DEAR FELLOW SHAREHOLDERS:

   Brandywine Advisors Fund contained its March-quarter decline to 0.83 percent in a generally negative environment marked by war-related jitters. The Russell Midcap, S&P 500 and S&P Midcap fell 2.36, 3.15 and 4.44 percent.

                           March Quarter Performance

                    BRANDYWINE ADVISORS FUND          -0.83%
                    RUSSELL MIDCAP INDEX              -2.36%
                    S&P 500 INDEX                     -3.15%
                    S&P MIDCAP INDEX                  -4.44%

   Total returns for the quarter ended March 31, 2003

   The Wall Street Journal highlighted Brandywine Advisors as the seventh best performing fund of the 462 it selected from Lipper's mid-cap growth category for the year ended March 19. The Fund's one-year performance through the end of the quarter lands in the top 3 percent of Morningstar's mid-cap growth category. Brandywine Advisors outperformed the Russell Midcap, S&P MidCap and S&P 500 Indexes by 4.27, 6.22 and 7.53 percentage points in the trailing year.

   The stock market's archenemy is not the tyrannical dictator, the creative accountant or the rubberstamp board of directors. It's the wider uncertainty that these characters and others fuel that's the true market bugaboo. Even the Fed in March was unable to "usefully characterize" risks associated with the economy thanks to thick macro cloud cover.

   As the war in Iraq and the regulatory battles on Capitol Hill unfold, our focus remains trained below the clouds on individual companies that continue to determine their own destinies. Trends and world events are important considerations, but only to the extent that they impact individual-company fundamentals.

   Broad factors that weigh on good and bad companies alike come and go. It's the underlying challenges and opportunities that impact each company distinctly that require the constant attention of your team as it conducts more than 1,000 interviews each week to assess each company's prospects from the bottom up.

   We see earnings strength among certain natural gas producers. Weak supplies led to painful price spikes during a cold winter and left gas storage at its lowest level since 1986. With gas prices retreating from their peaks to still-elevated levels, the environment favors natural gas producers, particularly lower-cost operators with solid reserve bases. Prices are high enough to fuel strong profits without squelching demand.

   Persistent price inflation exists on the health-care front. Drugs are an increasing portion of health-care costs, and generic drug companies that can effectively make and distribute cheaper alternatives to branded drugs enjoy strong demand from employers and consumers looking to lessen the financial burden of pharmaceuticals. Also, thanks to more efficient administrative processes and consolidation in the managed-care industry, these insurers can maintain and expand profit margins while successfully passing on medical inflation through higher premiums.

CUMULATIVE                     BRANDYWINE ADVISORS % CHANGE
----------                     ----------------------------
QUARTER                                    -0.83
ONE YEAR                                  -17.23
INCEPTION                                 -31.68*<F1>

ANNUALIZED
----------
INCEPTION                                 -14.60*<F1>

*<F1>  10/31/00

Past performance is no guarantee of future results. The principal value and investments return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   Brandywine Advisors doesn't have too much exposure to defense-related companies, but it does have some. With fundamentally attractive companies that supply ammunition, weapons systems, electronics and other mission-critical material flat or even down since September 11, 2001, we think investors are missing the mark. Defense needs are up notably since September 11 and, regardless of the Iraq war's duration, companies that cater to today's technology-driven military should win a growing share of spending that's expected to approach $400 billion next year.

   As we identify the earnings strength that currently exists, we're encouraged that many other companies are positioning themselves to enjoy robust earnings growth as broader conditions improve. Productivity surged 4.8 percent in 2002, marking the largest increase since 1950. Better efficiency leads to better profitability.

CHANGE IS CONSTANT, AND IT'S OUR JOB TO FIND THE COMPANIES THAT NAVIGATE CHANGE TO THEIR BENEFIT WHILE AVOIDING THOSE THAT GET HURT BY IT.

   While geopolitical uncertainty is the most widely cited impediment to renewed business spending, pension liabilities, excess capacity and over-leveraged balance sheets won't disappear even if Iraq and North Korea transform from militaristic, totalitarian societies to Club Med outposts overnight. No doubt the broad market will react to the tenuous macro environment, but company-specific realities ultimately determine each company's true worth.

   That said, we think the low-debt companies with clean balance sheets in the Brandywine Advisors portfolio are worth more than the current climate suggests. After all, investors still pay more than 16 times 2003 earnings estimates for the 7 percent predicted earnings growth among the companies in the S&P 500. The average Brandywine Advisors holding sells at less than 16 times estimates with 31 percent forecasted earnings growth.

   Uncertainty abounds, though that's not necessarily cause for great concern. We can't control the geopolitical scene and those who try to handicap world events as an investment strategy only create opportunities for investors like us who stay focused on one company at a time as the macro issues unfold.

   Change is constant, and it's our job to find the companies that navigate change to their benefit while avoiding those that get hurt by it.

   We're fortunate to serve shareholders who share our long-term approach to investing by focusing on the individual-company earnings realities that exist today. Thanks for your continued confidence!

   Sincerely,

   /s/ Bill D'Alonzo

   Bill D'Alonzo

AETNA INC., AET

   Most companies would not cull close to one-third of their customers as a way to firm up a sagging bottom line. In Aetna's case, however, that's roughly the portion of its customer base that sapped profits rather than adding to them.

   For years NYSE-listed Aetna Inc. sought growth for growth's sake, which caught up to the health insurer in the form of a $266 million loss in 2001 as the costs of carrying too many of the companies it insures far outpaced the premiums they paid. Under new management, the nation's second-largest health insurer adopted new systems to better measure risk and adjust premiums accordingly. After realigning its subscriber base, the company is now committed to adding customers in a disciplined manner that doesn't come at the expense of profitability.

   Aetna paid out $0.90 of every premium dollar it took in the December quarter of 2001. That dropped to less than $0.82 in the final quarter of 2002 because of fewer unprofitable subscribers, higher premiums and increased co-payments. December-quarter earnings jumped to $0.77 a share from a $0.24 loss the year before, topping Wall Street estimates by 31 percent.

   Your team spoke with Aetna President Ronald Williams about the importance of continuing to improve the company's systems to better utilize its droves of data. Leveraging the vast historical data compiled by the company is the key to better assessing risk and pricing coverage appropriately.

   So far Wall Street's been too conservative regarding Aetna's turnaround. The company topped estimates in every quarter of 2002. Your team bought Aetna at less than 12 times current 2003 earnings estimates, which are up 17 percent since your team's initial purchase. Wall Street now expects Aetna to grow earnings 52 percent in 2003.

                            BRANDYWINE ADVISORS FUND

    Percent Changes in Top Ten Holdings From Book Cost as of March 31, 2003

 1. Aetna Inc.                                                  +20.7%
 2. Apache Corp.                                                 +3.2%
 3. Brinker International, Inc.                                  -2.4%
 4. Anthem, Inc.                                                 +9.0%
 5. Progressive Corp.                                           +10.0%
 6. L-3 Communications Holdings, Inc.                            -7.4%
 7. Barr Laboratories, Inc.                                     +18.2%
 8. Tribune Co.                                                  -2.8%
 9. Ball Corp.                                                  +11.4%
10. AdvancePCS                                                  +26.2%

                                  EARNINGS GROWTH

                         THE FUND'S HOLDINGS        31%
                         S&P 500                     7%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2003 VS 2002

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  MARCH 31,
2003.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     78.6%

                                   SMALL CAP
                                below $1 billion
                                     16.9%

                                      CASH
                                      4.5%

                            TOP TEN INDUSTRY GROUPS

Medical/Managed Care (12.7%)
Drilling & Oil/Gas Services (9.0%)
Oil/Gas Exploration & Production (8.9%)
Food/Restaurants (7.1%)
Media Group  (6.7%)
Insurance (6.4%)
Aerospace/Defense (5.3%)
Automotive Related (5.0%)
Machinery & Miscellaneous Manufacturing (4.5%)
Pharmaceuticals (4.4%)
All Others (25.5%)
Cash (4.5%)

                            BRANDYWINE ADVISORS FUND
                        MARCH QUARTER "ROSES AND THORNS"

                        $ GAIN
 BIGGEST $ WINNERS  (IN THOUSANDS)   % GAIN       REASON FOR MOVE
 -----------------  --------------   ------       ---------------

     Aetna Inc.         $731.9        19.8        New management at the nation's second-largest health insurer overhauled its customer base and adopted new systems to better assess risk and adjust premiums accordingly. December-quarter earnings jumped to $0.77 a share from a $0.24 loss the year before, surpassing consensus estimates by 31 percent.

     AdvancePCS         $669.4        27.6        The pharmacy benefit manager's cost-effective services, including mail-order prescription fulfillment, are in strong demand amid continued health-care inflation. December-quarter earnings grew 44 percent to $0.46 per share from $0.32 a year ago, topping consensus estimates.

    Coach, Inc.         $634.1        19.8        The designer of specialty leather goods performed well in a tough holiday environment, growing December-quarter earnings per share 37 percent and beating
                                                  Wall Street's expectations. Strong sales and an expanded product line, including synthetic goods, fueled results. Analysts raised 2003 estimates as same-store sales continue to track ahead of plan in early 2003 with transitional and spring merchandise being well received.

 Progressive Corp.      $572.1        19.5        Increased pricing, decreased policy durations and improved underwriting has translated into growth for the auto insurer. December-quarter earnings grew 27 percent to $0.79 per share. Better-than-expected underwriting results so far this year have Wall Street analysts raising 2003 estimates.

        Barr
 Laboratories, Inc.     $526.0        18.2        December-quarter sales of Barr's generic products surged, helping the company beat estimates despite an increase in costs related to a sales-force expansion.
                                                  Analysts raised 2003 estimates for the drug maker, which continues to benefit from a favorable pricing environment and higher-than-expected sales of new products.
                                                  Barr has a pipeline representing roughly $9 billion in branded equivalent generics.

                        $ LOSS
  BIGGEST $ LOSERS  (IN THOUSANDS)   % LOSS       REASON FOR MOVE
  ----------------  --------------   ------       ---------------
   Pepsi Bottling
    Group, Inc.        $1,016.9       30.4        The bottler and distributor of Pepsi beverages grew December-quarter earnings to
                                                  $0.20 from $0.05 a year ago, topping consensus estimates by 18 percent. Shares suffered when a severe winter storm dumped up to 30 inches of snow in the
                                                  Northeast, leading to a volume shortfall during the March quarter.

TJX Companies, Inc.     $558.9        17.4        The discount retailer traded lower as February sales at its T.J. Maxx and
                                                  Marshalls stores were hurt by severe weather in the Northeast, particularly during the long President's Day weekend, while war concerns kept more folks at home. TJX was forced to delay clearing out winter goods and bringing in spring merchandise.
                                                  Your team sold shares at a gain to fund an idea with greater near-term upside.

       Quest
 Diagnostics, Inc.      $465.5        14.9        December-quarter earnings jumped 32 percent, beating consensus estimates. The operator of medical laboratories that specialize in esoteric testing announced
                                                  March-quarter profits below analysts expectations as severe weather conditions in the Northeast kept patients from visiting physicians and having testing performed.
                                                  Your team sold Quest to fund an idea with greater near-term upside.

    Deere & Co.         $464.3        12.8        January-quarter earnings jumped to $0.28 a share from a $0.16 loss the year before, doubling consensus estimates. Lower-than-expected early 2003 tractor sales prompted concerns that uncertain economic conditions would further delay an anticipated rebound in North American farm equipment sales. Your team sold Deere to fund an idea with greater near-term upside.

     Agco Corp.         $414.3        18.1        After December-quarter earnings topped estimates, shares suffered as early 2003 tractor sales came in lower than expected, raising concerns farmers would not take advantage of tax breaks and government subsidies to purchase new equipment. Your team sold Agco to fund an idea with greater near-term potential.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2003
                                  (Unaudited)

SHARES OR
 PRINCIAL
  AMOUNT                                                COST          VALUE
---------                                               ----          -----

COMMON STOCKS - 95.5% (A)<F3>

               AEROSPACE/DEFENSE - 5.3%
    42,300     Alliant Techsystems Inc.*<F2>       $  2,431,965   $  2,284,623
    86,400     L-3 Communications
                 Holdings, Inc.*<F2>                  3,747,774      3,470,688
                                                   ------------   ------------
                                                      6,179,739      5,755,311

                  THIS SECTOR IS 6.9% BELOW YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 2.3%
    65,600     Coach, Inc.*<F2>                       2,088,664      2,514,448

                  THIS SECTOR IS 20.4% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 5.0%
    40,000     Advance Auto Parts, Inc.*<F2>          2,002,377      1,850,000
    39,000     AutoZone, Inc.*<F2>                    2,692,017      2,679,690
    15,400     Harman International
               Industries, Inc.                         775,490        901,978
                                                   ------------   ------------
                                                      5,469,884      5,431,668

                  THIS SECTOR IS 0.7% BELOW YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 0.8%
    63,900     Scientific-Atlanta, Inc.                 887,725        877,986

                  THIS SECTOR IS 1.1% BELOW YOUR FUND'S COST.

               DRILLING & OIL/GAS SERVICES - 9.0%
    59,700     BJ Services Co.*<F2>                   1,944,767      2,053,083
    55,000     Patterson-UTI Energy, Inc.*<F2>        1,755,233      1,777,050
     5,700     Precision Drilling Corp.*<F2>            193,406        190,209
    33,600     Smith International, Inc.*<F2>         1,166,849      1,183,728
    60,000     Valero Energy Corp.                    2,423,211      2,482,800
    53,600     Weatherford International Ltd.*<F2>    2,144,803      2,024,472
                                                   ------------   ------------
                                                      9,628,269      9,711,342

                  THIS SECTOR IS 0.9% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 2.7%
    58,400     Commerce Bancorp, Inc./New Jersey      2,527,381      2,320,816
    21,900     ITT Educational Services, Inc.*<F2>      568,597        613,200
                                                   ------------   ------------
                                                      3,095,978      2,934,016

                  THIS SECTOR IS 5.2% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 7.1%
    10,300     Applebee's International, Inc.           231,991        288,812
   120,000     Brinker International, Inc.*<F2>       3,750,126      3,660,000
    41,400     CBRL Group, Inc.                       1,343,578      1,136,430
    31,800     Darden Restaurants, Inc.                 704,108        567,630
   112,200     Pepsi Bottling Group, Inc.             2,853,418      2,011,746
                                                   ------------   ------------
                                                      8,883,221      7,664,618

                  THIS SECTOR IS 13.7% BELOW YOUR FUND'S COST.

               HEALTH CARE RELATED - 3.2%
    38,700     Express Scripts, Inc.*<F2>             1,931,299      2,155,551
    49,400     Priority Healthcare Corp. Cl B*<F2>    1,642,249      1,316,510
                                                   ------------   ------------
                                                      3,573,548      3,472,061

                  THIS SECTOR IS 2.8% BELOW YOUR FUND'S COST.

               INSURANCE - 6.4%
    25,000     W. R. Berkley Corp.                    1,061,776      1,071,250
    32,400     Old Republic International Corp.         890,172        866,700
    59,100     Progressive Corp.                      3,185,190      3,505,221
    20,700     RenaissanceRe Holdings, Ltd.             654,720        829,035
    23,700     Willis Group Holdings Ltd.               609,429        656,490
                                                   ------------   ------------
                                                      6,401,287      6,928,696

                  THIS SECTOR IS 8.2% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 2.2%
    59,300     Harley-Davidson, Inc.                  2,366,988      2,354,803

                  THIS SECTOR IS 0.5% BELOW YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 4.5%
    56,100     Ball Corp.                             2,806,157      3,124,770
    41,600     Moore Corporation Ltd.*<F2>              532,460        435,552
    66,000     Pactiv Corp.*<F2>                      1,295,103      1,339,800
                                                   ------------   ------------
                                                      4,633,720      4,900,122

                  THIS SECTOR IS 5.7% ABOVE YOUR FUND'S COST.

               MEDIA GROUP - 6.7%
    35,000     Cox Radio, Inc.*<F2>                     801,586        723,100
    47,600     Entercom Communications Corp.*<F2>     2,358,422      2,090,116
    16,200     Scripps Co. (E.W.)                     1,330,169      1,226,988
    69,600     Tribune Co.                            3,224,362      3,132,696
                                                   ------------   ------------
                                                      7,714,539      7,172,900

                  THIS SECTOR IS 7.0% BELOW YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 12.7%
    90,000     Aetna Inc.                             3,677,477      4,437,000
    54,500     Anthem, Inc.*<F2>                      3,311,354      3,610,625
   116,700     Caremark Rx, Inc.*<F2>                 1,775,617      2,118,105
    55,200     Coventry Health Care, Inc.*<F2>        1,585,625      1,816,080
    70,000     First Health Group Corp.*<F2>          1,793,831      1,780,800
                                                   ------------   ------------
                                                     12,143,904     13,762,610

                  THIS SECTOR IS 13.3% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 3.8%
    55,100     Cytyc Corp.*<F2>                         708,205        719,055
    27,600     Henry Schein, Inc.*<F2>                1,395,930      1,244,760
    47,500     Patterson Dental Co.*<F2>              2,019,794      2,181,675
                                                   ------------   ------------
                                                      4,123,929      4,145,490

                  THIS SECTOR IS 0.5% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 2.9%
   109,200     AdvancePCS*<F2>                        2,452,008      3,094,728

                  THIS SECTOR IS 26.2% ABOVE YOUR FUND'S COST.

               OIL/GAS EXPLORATION & PRODUCTION - 8.9%
    65,000     Apache Corp.                           3,888,592      4,013,100
   169,800     Chesapeake Energy Corp.                1,321,796      1,334,628
    35,000     Kerr-McGee Corp.                       1,394,622      1,421,350
    38,100     Pioneer Natural Resources Co.*<F2>       869,228        956,310
    18,200     Pogo Producing Co.                       666,982        723,814
    61,200     XTO Energy, Inc.                         991,839      1,162,800
                                                   ------------   ------------
                                                      9,133,059      9,612,002

                  THIS SECTOR IS 5.2% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 4.4%
    60,000     Barr Laboratories, Inc.*<F2>           2,893,961      3,420,000
    80,400     SICOR Inc.*<F2>                        1,388,930      1,342,680
                                                   ------------   ------------
                                                      4,282,891      4,762,680

                  THIS SECTOR IS 11.2% ABOVE YOUR FUND'S COST.

               SOFTWARE - 2.2%
    50,000     Cognos, Inc.*<F2>                      1,200,116      1,136,050
    49,100     Reynolds & Reynolds Co.                1,223,226      1,242,230
                                                   ------------   ------------
                                                      2,423,342      2,378,280

                  THIS SECTOR IS 1.9% BELOW YOUR FUND'S COST.

               SPECIALTY RETAILING - 4.1%
    58,000     Blockbuster Inc.                         968,011        991,800
    62,500     Family Dollar Stores, Inc.             1,752,552      1,930,000
    80,400     Staples, Inc.*<F2>                     1,320,307      1,473,732
                                                   ------------   ------------
                                                      4,040,870      4,395,532

                  THIS SECTOR IS 8.8% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 1.3%
    50,000     JetBlue Airways Corp.*<F2>             1,319,935      1,385,500

                  THIS SECTOR IS 5.0% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
               Total common stocks                  100,843,500    103,254,793

SHORT-TERM INVESTMENTS - 8.9% (A)<F3>

               COMMERCIAL PAPER - 6.5%
$7,000,000     Mortgage Interest Networking Trust,
               due 04/01/03, discount of 1.43%        7,000,000      7,000,000

               VARIABLE RATE DEMAND NOTES - 2.4%
   508,700     American Family Financial Services       508,700        508,700
 2,100,000     Wisconsin Corporate Central
                 Credit Union                         2,100,000      2,100,000
                                                   ------------   ------------
               Total variable rate demand notes       2,608,700      2,608,700
                                                   ------------   ------------
               Total short-term investments           9,608,700      9,608,700
                                                   ------------   ------------
               Total investments                   $110,452,200    112,863,493
                                                   ------------
                                                   ------------
               Liabilities, less cash and
               receivables (4.4%) (A)<F3>                           (4,750,759)
                                                                  ------------
               NET ASSETS                                         $108,112,734
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
               ($0.01 par value 100,000,000
               shares authorized), offering
               and redemption price
               ($108,112,734/15,091,498
               shares outstanding)                                       $7.16
                                                                         -----
                                                                         -----

  *<F2>  Non-dividend paying security.
(a)<F3>  Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
              For the Six Months Ended March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                       $   211,792
   Interest                                                             35,115
                                                                   -----------
       Total income                                                    246,907
                                                                   -----------
EXPENSES:
   Management fees                                                     550,118
   Distribution fees                                                    41,860
   Professional fees                                                    22,859
   Registration fees                                                    17,158
   Administrative services                                              11,000
   Custodian fees                                                       10,253
   Transfer agent fees                                                   7,043
   Board of Directors fees                                               4,692
   Printing and postage expense                                          4,607
   Insurance expense                                                     2,258
   Other expenses                                                          290
                                                                   -----------
       Net expenses                                                    672,138
                                                                   -----------
NET INVESTMENT LOSS                                                   (425,231)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (6,743,228)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               5,357,738
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (1,385,490)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(1,810,721)
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2003 (Unaudited)
                 and For the Year Ended From September 30, 2002

                                                                                       2003                2002
                                                                                       ----                ----
OPERATIONS:
   Net investment loss                                                             $   (425,231)       $   (752,109)
   Net realized loss on investments                                                  (6,743,228)        (15,915,557)
   Net increase (decrease) in unrealized appreciation on investments                  5,357,738          (3,555,464)
                                                                                   ------------        ------------
       Net decrease in net assets resulting from operations                          (1,810,721)        (20,223,130)
                                                                                   ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (1,597,994 and 13,109,460 shares, respectively)       11,597,391         113,475,726
   Cost of shares redeemed (1,425,409 and 1,389,249 shares, respectively)           (10,366,233)        (11,247,199)
                                                                                   ------------        ------------
       Net increase in net assets derived from Fund share activities                  1,231,158         102,228,527
                                                                                   ------------        ------------
       TOTAL (DECREASE) INCREASE                                                       (579,563)         82,005,397

NET ASSETS AT THE BEGINNING OF THE PERIOD                                           108,692,297          26,686,900
                                                                                   ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                $108,112,734        $108,692,297
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)


                                                                                                                FOR THE PERIOD
                                                   FOR THE SIX           FOR THE         FOR THE PERIOD            10/01/00
                                                  MONTHS ENDED         YEAR ENDED           10/31/00            (COMMENCEMENT
                                                 MARCH 31, 2003       SEPTEMBER 30,     (EFFECTIVE DATE)        OF OPERATIONS)
                                                   (UNAUDITED)            2002           THROUGH 9/30/01       THROUGH 10/31/00
                                                 --------------       -------------      ---------------       ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $7.29               $8.34              $10.48                   $10.00

Income from investment operations:
   Net investment loss(1)<F6>                        (0.03)              (0.06)              (0.08)                    0.00
   Net realized and unrealized (losses) gains
     on investments                                  (0.10)              (0.99)              (2.06)                    0.48
                                                     -----               -----              ------                   ------
Total from investment operations                     (0.13)              (1.05)              (2.14)                    0.48

Less distributions:
   Dividend from net investment income                  --                  --                  --                       --
   Distribution from net realized gains                 --                  --                  --                       --
                                                     -----               -----              ------                   ------
Total from distributions                                --                  --                  --                       --
                                                     -----               -----              ------                   ------
Net asset value, end of period                       $7.16               $7.29              $ 8.34                   $10.48
                                                     -----               -----              ------                   ------
                                                     -----               -----              ------                   ------

TOTAL INVESTMENT RETURN                               (1.8%)*<F4>        (12.6%)             (20.4%)*<F4>               4.8%*<F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)             108,113             108,692              26,687                   26,456
Ratio of expenses to average net assets               1.22%**<F5>         1.25%               1.68%**<F5>              1.73%**<F5>
Ratio of net investment loss
  to average net assets                               (0.8%)**<F5>        (0.8%)              (0.9%)**<F5>             (0.6%)**<F5>
Portfolio turnover rate                              105.8%              258.7%              264.5%                    20.6%

  *<F4>   Not Annualized.
 **<F5>   Annualized.
(1)<F6> In 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2003
                                  (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as an open-end management company under the Investment Company Act of 1940, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments securities with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the liability for deferred fees.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS

     For the six months ended March 31, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $112,892,096 and $111,038,446, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2003, liabilities of the Fund included the following:
     Payable to brokers for investments purchased                 $  4,708,167
     Payable for shareholder redemptions                               235,248
     Payable to Adviser for management fees                             89,694
     Deferred compensation plan for Directors                           19,796
     Other liabilities                                                  18,261

(6)  SOURCES OF NET ASSETS

     As of March 31, 2003, the sources of net assets were as follows:
     Fund shares issued  and outstanding                          $133,428,373
     Net unrealized appreciation on investments                      2,411,293
     Accumulated net realized losses                               (27,726,932)
                                                                  ------------
                                                                  $108,112,734
                                                                  ------------
                                                                  ------------

(7)  INCOME TAX INFORMATION

     The following information for the Fund is presented on an income tax basis as of March 31, 2003:

                           Gross               Gross           Net Unrealized
       Cost of           Unrealized          Unrealized         Appreciation
     Investments        Appreciation        Depreciation       on Investments
     -----------        ------------        ------------       --------------
     $110,635,266        $6,316,074          $4,087,847          $2,228,227

     The following information for the Fund is presented on an income tax basis as of September 30, 2002:

                           Gross               Gross           Net Unrealized      Distributable       Distributable
       Cost of           Unrealized          Unrealized         Depreciation          Ordinary           Long-Term
     Investments        Appreciation        Depreciation       on Investments          Income          Capital Gains
     -----------        ------------        ------------       --------------         -------          -------------
     $112,660,729        $4,652,062          $7,600,823          $2,948,761          $       0           $       0

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

       Ordinary          Long-Term          Net Capital
        Income         Capital Gains            Loss            Post-October
     Distribution      Distributions         Carryovers            Losses
     ------------      -------------         ----------         ------------
       $      0          $       0           $5,248,455         $15,732,933

     For corporate shareholders in the Fund, there were no distributions paid for the year ended September 30, 2002.

CAPITAL GAINS UPDATE . . .

   Brandywine Advisors Fund finished the March quarter in a net realized loss position of approximately $1.84 per share. That means the Fund can realize gains equal to that amount before triggering a taxable capital gains distribution in 2003. Please watch for updates in future quarterly reports.

                BRANDYWINE ADVISORS FUND DIRECTORS AND OFFICERS

"Disinterested Persons" of the Fund

                                Term of Office and
                                Length of Time Served
                                and Number of
                                Portfolios in Fund                                                         Other Directorships
Name, Age, Address              Complex Overseen by      Principal Occupation                              Held by Director
and Position                    Director or Officer      During Past Five Years                            or Officer
------------------              -------------------      ----------------------                            -------------------

Robert F. Birch, 67             Indefinite Term          Mr. Birch has been Chairman and President of      Hyperion Funds
8 Knollwood Drive               since October, 2001      the New America High Income Fund since 1992,      (4 portfolios),
Dover, MA 02030                 3 Portfolios             a high-yield bond fund traded on the New York     New America High
Director                                                 Stock Exchange.                                   Income Fund

C. Quentin S. Jackson, 59       Indefinite Term          Mr. Jackson is President and Chief Executive      None
c/o Nuclear Electric            since October, 2001      Officer of Nuclear Electric Insurance Ltd., a
      Insurance Ltd.            3 Portfolios             multibillion-dollar company mutually owned by
1201 Market Street                                       energy companies. He has been with Nuclear
Suite 1200                                               Electric since 1980.
Wilmington, DE 19801
Director

Stuart A. McFarland, 56         Indefinite Term          Mr. McFarland is a Managing Partner at Federal    Newcastle Investment
5020 Glenbrook Road, N.W.       since October, 2001      City Capital Advisors. From 1999 until 2002,      Corporation
Washington, DC 20016            3 Portfolios             he served as President and Chief Executive of
Director                                                 Pedestal Inc. Mr. McFarland also served as
                                                         Chief Financial Officer of Fannie Mae, and an
                                                         officer of G.E. Capital.

W. Richard Scarlett III, 64     Indefinite Term          Mr. Scarlett is Chairman, President and Chief     None
c/o United Bancorporation       since October, 2001      Executive Officer of United Bancorporation of
of Wyoming, Inc.                3 Portfolios             Wyoming, Inc., having been with the Bank since
112 Center Street                                        1981.
Jackson, WY 83001
Director

Marvin N. Schoenhals, 56        Indefinite Term          Mr. Schoenhals is Chairman and President of       WSFS Financial Corp.
c/o WSFS Corporation            since October, 1998      WSFS Financial Corporation, a bank holding
838 Market Street               3 Portfolios             company.
Wilmington, DE 19801
Director

James W. Zug, 62                Indefinite Term          Mr. Zug is a retired Partner of                   SPS Technologies,
5 Radnor Corporate Center,      since October, 2001      PricewaterhouseCoopers LLP. He was employed       Stackpole, Ltd., and
Suite 520                       3 Portfolios             with PricewaterhouseCoopers and its               Amkor Technologies.
100 Matsonford Road                                      predecessors from 1964 until 2000.
Radnor, PA 19087
Director

"Interested Persons" of the Fund*<F7>

Lynda J. Campbell, 57           Vice President           Ms. Campbell joined Friess Associates in 1985,    None
c/o Friess Associates           since 1998               the year of Brandywine Fund's inception.  Ms.
3711 Kennett Pike               Secretary since 1990     Campbell is currently Chief Administrative
Greenville, DE 19807            3 Portfolios             Officer of Friess Associates of Delaware, LLC.
Vice President and Secretary

William F. D'Alonzo, 48         Indefinite Term since    Mr. D'Alonzo joined Friess Associates in 1981     None
c/o Friess Associates           October, 2001            as part of the research team, became Chief
3711 Kennett Pike               Vice President since     Investment Officer in 1997 and Chief Executive
Greenville, DE 19807            1990                     Officer in 2002.
Director and Vice President     3 Portfolios

Foster S. Friess, 63            Indefinite Term since    Mr. Friess founded Friess Associates in 1974      None
c/o Friess Associates           October, 1985            with his wife, Lynnette E. Friess. Serving as
115 East Snow King Avenue       President and Treasurer  Chairman of the Board since Brandywine's
Jackson, WY 83001               since 1985               inception in 1985, he also serves as Chairman
Director, President and         3 Portfolios             of Friess Associates, LLC, the Funds' advisor.
Treasurer

Carl S. Gates, 71               Vice President           Mr. Gates joined Friess Associates in 1988,       None
c/o Friess Associates           since 1994               following 34 years at the DuPont Co., where he
3711 Kennett Pike               3 Portfolios             ran the half-a-billion-dollar-a-year Riston
Greenville, DE 19807                                     Division.
Vice President

Christopher G. Long, 36         Vice President           Mr. Long joined Friess Associates in 1996, and    None
c/o Friess Associates           since 2002               became Chief Operating Officer of Friess
3711 Kennett Pike               3 Portfolios             Associates of Delaware, LLC in 2001.
Greenville, DE 19807
Vice President

David D. Marky, 37              Vice President           Mr. Marky joined Friess Associates in 2000,       None
c/o Friess Associates           since 2002               following 13 years with PFPC, Inc., where he
3711 Kennett Pike               3 Portfolios             served as a Director of Fund Accounting and
Greenville, DE 19807                                     Administration. He currently serves as
Vice President                                           Compliance Officer for Friess Associates.

Paul R. Robinson, 80            Vice President           Mr. Robinson has been a consultant to Friess      None
c/o Friess Associates           since 1990               Associates since June 1985, just six months
3711 Kennett Pike               3 Portfolios             before Brandywine Fund's launch. Prior to
Greenville, DE 19807                                     Friess Associates, Mr. Robinson spent 40 years
Vice President                                           at the DuPont Co.

For additional information about the Directors and Officers, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge.

*<F7> Messrs. D'Alonzo, Friess, Gates, Long, Marky and Robinson and Ms. Campbell are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their being officers of the Fund and employees of Friess Associates, LLC.

   All of us at Friess Associates would like to express our gratitude to our troops for their continued dedication and bravery as they work to protect and promote freedom.

   Thanks, too, to our clients and shareholders with close personal ties to operations in Iraq, Afghanistan and elsewhere through loved ones in the military and the government. The fact that young men and women volunteer to put themselves in harm's way on behalf of all Americans says a lot about the families that raised them.

   There are also a lot of serious professionals putting in long hours to allow us to go safely about our everyday business here at home. We applaud the police officers; firefighters; National Guard troops; federal, state and local government officials; and others at the forefront of ongoing efforts to shore up homeland security.

   A key reason that our nation is so strong a beacon to others is that individuals can express whatever opinions they wish regarding the war or any other matter. We hope we can all agree, however, that the men and women who make tremendous personal sacrifices for the greater good of their families, neighbors and countrymen deserve our unwavering support. Please join us in keeping them in our thoughts and prayers.

                      P.O. Box 4166, Greenville, DE 19807
       (877) 636-6460       www.brandywinefunds.com      bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Accountants: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER
Distributor: QUASAR DISTRIBUTORS, LLC

      OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell,
  Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; Christopher Long, Vice President; David Marky, Vice President;
                       and Paul Robinson, Vice President

Report Editor: Rebecca Schuster
Report Staff: Chris Aregood, David Marky, Adam Rieger

 Past performance does not guarantee future results. The principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. This material must be preceded or accompanied by a current Brandywine Advisors Fund prospectus, which contains more complete information, including risks, fees and expenses. Please read it carefully before investing.

 Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities.

 Securities discussed were not held by the Fund as of 3/31/03, unless listed in the accompanying financial statements. The S&P 500 Index is a market value-weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The S&P MidCap 400 Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index. As of March 31, 2003 the S&P 500, S&P 400 Midcap and Russell Midcap Indexes average annual total returns since Brandywine Advisors Fund's 10/31/00 inception were -18.22, -8.44 and -10.92 percent.

 The 3/21/03 edition of The Wall Street Journal highlighted a "mutual-fund scorecard" for Lipper's mid-cap growth category. The Lipper Mid-Cap Growth category tracks funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar weighted median market capitalization of the middle 1000 securities of the S&P SuperComposite 1500 Index. Brandywine Advisors Fund's -18.00 percent total return for the year ended 3/19/03 was the seventh best of the 462 funds selected by the Wall Street Journal of the 2093 funds (including all share classes) in Lipper's mid-cap growth category. Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. The highest, or best, percentile rank is 1 and the lowest is 100. Brandywine Advisors Fund was ranked in the 3 percentile out of the 1038 funds in Morningstar's mid-cap growth category for the one year period ended 3/31/03.

 Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. First Call Corporation, a Thompson Financial Company, provides concensus earnings estimates based on analysts' earnings projections.

 Brandywine Advisors Fund is distributed by Quasar Distributors, LLC.

                                                                           04/03